Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO  CREDIT AGREEMENT (“Amendment”) is entered into as of December 31, 2012, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., and Rush Truck Centers of Oregon, Inc., each a Delaware corporation and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”), Rush Enterprises, Inc., a Texas corporation (“Holdings” or the “Borrower Representative”), Rush Truck Centers of Ohio, Inc., a Delaware corporation (“RTCO”), the Lenders signatory hereto, and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as Administrative Agent and Collateral Agent for the Lenders (“Agent”).

RECITALS

A.         Borrowers, the other Loan Parties signatory thereto, the Lenders signatory thereto from time to time and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of January 31, 2012 (as amended prior to the date hereof and from time to time hereafter, the “Credit Agreement”).

B.          Holdings intends to acquire certain assets of RTCO;

C.          Borrowers and RTCO have requested that Lenders amend the Credit Agreement to add RTCO as an additional Borrower, and Lenders have agreed to amend the Credit Agreement to add RTCO as an additional Borrower, subject to the terms and conditions hereof;

D.          Section 7.9 of the Credit Agreement provides that in the event any Person becomes a Subsidiary of Holdings after the Closing Date, such Person shall become a Borrower under the Credit Agreement upon Agent’s receipt of a joinder to the Credit Agreement, in form and substance satisfactory to Agent, executed by such Person and satisfaction of certain other conditions set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.  AMENDMENTS

1.           Joinder of RTCO as Additional Borrower. RTCO hereby acknowledges, agrees and consents to be bound by and comply with all of the terms and conditions of the Credit Agreement as a Borrower, Group Member and Loan Party for all purposes of the Credit Agreement to the full extent as if it had originally executed and delivered the Credit Agreement, and, without limiting the generality of the foregoing, expressly assumes all obligations and liabilities of a Borrower, Group Member and Loan Party thereunder. All references to “Borrower”, “Borrowers”, “Group Members”, “Group Member”, “Loan Parties” or “Loan Party” in the Credit Agreement or this Amendment shall from and after the effective date of this Amendment be deemed to include RCTO.

2.           Amendment to Schedule 4.3. Schedule 4.3 to the Credit Agreement is amended by replacing such Exhibit with Schedule 4.3 attached as Exhibit A to this Amendment.

B.           CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and RTCO shall have no rights under this Amendment or the Credit Agreement, until Agent shall have received duly executed signature pages to this Amendment from the Required Lenders, Borrowers, RTCO, Agent and each Loan Party, and Agent shall have received the following documents in form and substance satisfactory to Agent and, where applicable, duly executed by an authorized representative of RTCO:

(1)
Secretary’s Certificate of RTCO, together with incumbency and Board of Directors Resolutions authorizing the execution, delivery and performance of this Amendment, the Joinder Agreement (as defined below) and the Credit Agreement;

(2)	Good Standing Certificate of RTCO from the Secretary of State of Delaware;

(3)	Certified copy of Articles of Incorporation of RTCO;

(4)	Joinder Agreement to the Guaranty Agreement (“Joinder Agreement”) executed by RTCO, in form and substance satisfactory to Agent; and

(5)
Such other documents as Agent shall reasonably require, including, without limitation, copies of insurance certificates covering RTCO, UCC financing statements and other filings granting Agent security interest in all Collateral of RTCO, releases from current creditors of RTCO and/or subordination/intercreditor agreements from RTCO’s senior creditors, if applicable.

C.  REPRESENTATIONS

Each Loan Party hereby represents and warrants to Lenders and Agent that:

1.           Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect, (c) has all requisite corporate or limited partnership power, as applicable, and authority and the legal right to own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance in all material respects with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law, except where the failure to be in compliance would not have a Material Adverse Effect and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, lease, sublease, operation, occupation or conduct of business, except where the failure to obtain such Permits, make such filings or give such notices would not, in the aggregate, have a Material Adverse Effect.  The Borrowers are engaged in the business of selling Inventory at retail.

2.           The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Loan Documents) other than those that would not, in the aggregate, have a Material Adverse Effect or (D) result in the imposition of any Lien (other than a Lien securing the Obligations) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person.

3.           This Amendment has been duly executed and delivered to the other parties thereto by each Loan Party party hereto, is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.           RTCO is a wholly owned subsidiary of Holdings and has full corporate authority to bind itself to the terms and conditions of this Amendment, the Joinder Agreement, and the Credit Agreement.

5.           Both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, the Joinder Agreement and the other Loan Documents are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

D.  OTHER AGREEMENTS

1.           Continuing Effectiveness of Loan Documents.  As amended hereby, all terms of the Credit Agreement and the other Loan Documents, including without limitation the grant of security interest contained in Article 3 of the Credit Agreement, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties.  To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.           Reaffirmation of Guaranty and Consent of Guarantor.  Holdings hereby consents to the execution and delivery by all Borrowers of this Amendment and the consummation of the transactions described herein, agrees that execution hereof shall not impair or otherwise affect any of its obligations and duties owed to General Electric Capital Corporation, as Administrative Agent and Collateral Agent, under that certain Guaranty Agreement dated as of December 31, 2010 (as amended, the “Guaranty”), and ratifies and confirms the terms of its guarantee of all Obligations with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and Guaranteed Obligations under the Guaranty. Holdings acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of any Borrower to the Lenders or any other obligation of any Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of any Borrower, Rush Truck Centers of Ohio, Inc. shall be deemed a Borrower and Guarantor for all purposes under the terms the Guaranty and that the guarantee by Holdings of all Obligations and Guaranteed Obligations (i) is and shall continue to be a primary obligation of Holdings, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of Holdings with respect to the Obligations or Guaranteed Obligations as amended hereby.

3.           Effect of Agreement.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, the Guaranty and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Holdings and the Borrowers to the Lenders and Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

4.           Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

5.           No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

6.           Costs and Expenses.  Borrowers agree to pay on demand all costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart.

8.           Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

9.           Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

10.         Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

RUSH TRUCK CENTERS OF ALABAMA, INC.
RUSH TRUCK CENTERS OF ARIZONA, INC.
RUSH TRUCK CENTERS OF CALIFORNIA, INC.
RUSH MEDIUM DUTY TRUCK CENTERS OF COLORADO, INC.
RUSH TRUCK CENTERS OF COLORADO, INC.
RUSH TRUCK CENTERS OF FLORIDA, INC.
RUSH TRUCK CENTERS OF GEORGIA, INC.
RUSH TRUCK CENTERS OF NEW MEXICO, INC.
RUSH TRUCK CENTERS OF OKLAHOMA, INC.
RUSH TRUCK CENTERS OF TENNESSEE, INC.
RUSH TRUCK CENTERS OF NORTH CAROLINA, INC.
RUSH TRUCK CENTERS OF IDAHO, INC.
RUSH TRUCK CENTERS OF UTAH, INC.
RUSH TRUCK CENTERS OF OREGON, INC.

By:	/s/ Derrek Weaver
Name:	Derrek Weaver
Title:	Assistant Secretary
of each of the foregoing entities

RUSH TRUCK CENTERS OF TEXAS, L.P.

By: Rushtex, Inc., a Delaware corporation

By:	/s/ Derrek Weaver
Name:	Derrek Weaver
Title:	Assistant Secretary

RUSH TRUCK CENTERS OF OHIO, INC.

By:	/s/ Derrek Weaver
Name:	Derrek Weaver
Title:	Assistant Secretary

[SIGNATURE PAGE TO RUSH ENTERPRISES, INC. SECOND AMENDMENT TO CREDIT AGREEMENT]

HOLDINGS:

RUSH ENTERPRISES, INC.

By:	/s/ Derrek Weaver
Name:	Derrek Weaver
Title:	Senior Vice President

[SIGNATURE PAGE TO RUSH ENTERPRISES, INC. SECOND AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT AND LENDER

By:	/s/ Clifford Daniel Clark
Name:	Clifford Daniel Clark
Title:	General Manager Transportation Finance

[SIGNATURE PAGE TO RUSH ENTERPRISES, INC. SECOND AMENDMENT TO CREDIT AGREEMENT]

OTHER LENDERS:

BANK OF THE WEST,
AS A LENDER

By:	/s/ Ryan J. Mauser
Name:	Ryan J. Mauser
Title:	VP

PNC BANK, NATIONAL ASSOCIATION,
AS A LENDER

By:	/s/ Robert L. Bidinger
Name:	Robert L. Bidinger
Title:	Senior Vice President

MASSMUTUAL ASSET FINANCE LLC,
AS A LENDER

By:	/s/ Don Butler
Name:	Don Butler
Title:	Senior Vice President

COMERICA BANK,
AS A LENDER

By:	/s/ Bruce Nowel
Name:	Bruce Nowel
Title:	SVP

WELLS FARGO BANK, N.A.,
AS A LENDER

By:	/s/ Jeffrey Brouillard
Name:	Jeffrey Brouillard
Title:	Vice President

[SIGNATURE PAGE TO RUSH ENTERPRISES, INC. SECOND AMENDMENT TO CREDIT AGREEMENT]

BOKF, N.A., D/B/A BANK OF TEXAS,
AS A LENDER

By:	/s/ Michael Rodgers
Name:	Michael Rodgers
Title:	Vice President

FLAGSTAR BANK, FSB
AS A LENDER

By:	/s/ Mark C. Mazmanian
Name:	Mark C. Mazmanian
Title:	Senior Vice President

[SIGNATURE PAGE TO RUSH ENTERPRISES, INC. SECOND AMENDMENT TO CREDIT AGREEMENT]

Exhibit A

Schedule 4.3
to
Credit Agreement

Group Members

[SEE ATTACHED]

SCHEDULE 4.3
GROUP MEMBERS

Rush Enterprises, Inc.

Jurisdiction of Organization:                                                                Texas

WHOLLY OWNED Subsidiaries of Rush Enterprises, Inc.:

AiRush, Inc.
 Jurisdiction of Organization:                                                                Delaware
Commercial Vehicle Transportation, Inc.
Jurisdiction of Organization:                                                                Delaware
International General Agency, Inc.
Jurisdiction of Organization:                                                                Texas

Wholly Owned Subsidiaries of International General Agency, Inc.:

Advanced Premium Finance, Inc.
Jurisdiction of Organization:                                                      California

Associated Acceptance, Inc.
Jurisdiction of Organization:                                                      Texas

Associated Acceptance of Florida, Inc.
Jurisdiction of Organization:                                                      Delaware

Associated Acceptance of Oklahoma, Inc.
Jurisdiction of Organization:                                                      Delaware

Los Cuernos, Inc.
Jurisdiction of Organization:                                                      Delaware

Rig Tough, Inc.
Jurisdiction of Organization:                                                      Delaware

Ruschco, Inc.
Jurisdiction of Organization:                                                      Delaware

Rushtex, Inc.
Jurisdiction of Organization:                                                      Delaware

2

Rush Accessories Corporation
Jurisdiction of Organization:                                                      Delaware

Rush Administrative Services, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Equipment Centers of Texas, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Retail Centers, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Logistics, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush GCM Truck Center of Tucson, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Real Estate Holdings, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Leasing, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Alabama, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Arizona, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of California, Inc.
Jurisdiction of Organization:                                                      Delaware

3

Rush Truck Centers of Colorado, Inc.
Jurisdiction of Organization:                                                      Delaware

Wholly Owned Subsidiary of Rush Truck Centers of Colorado, Inc.:

Rush Medium Duty Truck Centers of Colorado, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Florida, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Georgia, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Idaho, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of New Mexico, Inc.
Jurisdiction of Organization:                                                      Delaware

Wholly Owned Subsidiary of Rush Truck Centers of New Mexico, Inc.:

Rush Truck Center of Albuquerque, Inc.
Jurisdiction of Organization:                                                      New Mexico

Rush Truck Centers of North Carolina, Inc.
Jurisdiction of Organization:                                                      Delaware

Wholly Owned Subsidiary of Rush Truck Centers of North Carolina, Inc.:

Adams International Trucks, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Ohio, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Oklahoma, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Oregon, Inc.
Jurisdiction of Organization:                                                      Delaware

4

Rush Truck Centers of Texas, L.P.
Jurisdiction of Organization:                                                      Texas
General Partner:                                           Rushtex, Inc., a Delaware corporation (0.1% owner)
Limited Partner:                                           Ruschco, Inc., a Delaware corporation (99.9% owner)

Rush Truck Centers of Tennessee, Inc.
Jurisdiction of Organization:                                                      Delaware

Rush Truck Centers of Utah, Inc.
Jurisdiction of Organization:                                                      Delaware

5